Exhibit 99.1
For Immediate Release
Isabella Bank Corporation
401 North Main Street
Mt. Pleasant, MI 48858-1649
FOR MORE INFORMATION CONTACT:
Jenn Brick, Director of Marketing
Phone: 989-779-6333 Fax: 989-775-5501
Isabella Bank Corporation Announces Third Quarter 2023 Earnings
Growth in core loans and deposits; pricing competition continues
Mt. Pleasant, Michigan, October 19, 2023 — Isabella Bank Corporation (the “Corporation”) (OTCQX: ISBA) has reported net income of $4.4 million for the third quarter of 2023 and $14.4 million for the nine-month period ended September 30, 2023. Earnings per common share were $0.59 for the third quarter of 2023 and $1.91 for the first nine months of the year.
Third Quarter 2023 Highlights:
•Core loan portfolio grew $14.6 million as borrowing demand remained steady.
•Deposits grew $54.5 million, or 3.2%, despite strong pricing competition in the market.
•Wealth management fees increased 26.4% compared to the third quarter of 2022.
•Shareholders earned a cash dividend of $0.28 per share, with an annualized dividend yield of 5.32%, as of September 30, 2023.
“Our financial results for the third quarter are strong despite the continued pressure of rising interest rates and economic uncertainty,” said Jae A. Evans, President and Chief Executive Officer. “Competition for deposits continued during the third quarter, leading to increased deposit rates and pressure on our net interest margin. We've benefited from core and non-core loan growth which has mitigated some of this pressure.
“We remain focused on the long-term success of the bank with strategic decisions and initiatives designed to enhance shareholder value and the customer experience," Evans added. "We are pleased to have recently opened a new loan and wealth office in downtown Bay City, expanding our physical presence to Bay County. In addition, a new full-service branch in Saginaw opened earlier this year. The continued, steady growth of our footprint demonstrates our commitment to customers and communities as a leading, independent community bank.”

Operating Results
Net income: Net income for the third quarter of 2023 was $4.4 million, compared to $5.9 million in the third quarter of 2022. Net income for the first nine months of the year was $14.4 million, compared to $15.9 million for the same period in 2022. Interest income continued to improve in the third quarter, but fell short of the growth in interest expense due to rising rates on deposits and increased borrowings.
Net interest income: Net interest income for the third quarter of 2023 decreased by $1.5 million compared to the third quarter of 2022. For the first nine months of the year, net interest income increased by $123,000 compared to the same period in 2022. Rising interest rates and loan growth led to an increase in gross interest income of $3.5 million and $10.7 million for the third quarter and first nine months of 2023, compared to the same periods in 2022. Conversely, rising interest rates on deposits and an increase in borrowings led to a $5.0 million and $10.6 million increase in interest expense for the third quarter and first nine months of 2023, compared to the same periods in 2022.
Noninterest income and expenses: Noninterest income was $3.4 million for the third quarter of 2023 versus $3.3 million for the third quarter of 2022. For the first nine months of 2023, noninterest income decreased $83,000 compared to the same period in 2022, driven by a $574,000 reduction in mortgage servicing rights income and a $336,000 decline in the gain on the sale of mortgage loans, offset largely by a $408,000, or 18.4%, increase in wealth management fees. Noninterest expenses increased $741,000 during the third quarter of 2023 and $2.5 million for the nine-month period ended September 30, 2023 in comparison to the same periods in 2022. The increase was the result of increased compensation, equipment expense, FDIC insurance premiums, and other losses.
Net yield on interest earning assets: The Corporation’s fully taxable equivalent net yield on interest earning assets was 3.02% and 3.12% for the three and nine months ended September 30, 2023, compared to 3.28% and 3.10% for the same periods in 2022. While the third quarter of 2023 fell in comparison to the same period in 2022, net yield for the first nine months of 2023 improved through strategic initiatives - such as the reduced reliance on higher-cost borrowed funds and brokered deposits - that were implemented in prior periods in anticipation of rising interest rates. To maintain a competitive edge in a rising interest rate environment, the Bank increased most of its deposit rates beginning in the fourth quarter of 2022 and in recent periods, increased the level of borrowings to fund loan growth. As a result, this has negatively impacted the net yield on interest earning assets and further increases could slow the rate of improvement in the net yield on interest earning assets.

Balance Sheet
Assets: Total assets were $2.1 billion and assets under management were $3 billion as of September 30, 2023. Managed assets include loans sold and serviced of $252 million as well as $591 million in investment and trust assets managed by Isabella Wealth. Investment and trust assets increased $77 million, or 14.9%, since December 31, 2022.
Loans: Loans outstanding as of September 30, 2023 totaled $1.3 billion. Core loans increased $14.6 million during the third quarter and rose $45.7 million compared to December 31, 2022. This reflects growth in the commercial and consumer portfolios. In addition, the Bank resumed its engagement in a mortgage participation program in the second quarter, with loans outstanding of $24.8 million as of September 30, 2023. Adherence to strong underwriting standards are reflected in the continued low levels of total past due and nonaccrual loans, which were $1.2 million, or 0.09% of total loans, at the end of the period.
Deposits: Total deposits were $1.8 billion as of September 30, 2023, an increase of $25.2 million, or 1.4%, since December 31, 2022. Strong pricing competition within the industry continues.
Capital: The Bank is considered a “well-capitalized” institution, as its capital ratios exceeded the minimum designated requirements. As of September 30, 2023, the Bank’s Tier 1 Leverage Ratio was 8.97%, Tier 1 Capital Ratio was 12.75%, and Total Capital Ratio was 13.67%. The minimum requirements to be considered well capitalized are a Tier 1 Leverage Ratio of 5.0%, Tier 1 Capital Ratio of 8.0%, and Total Capital Ratio of 10.0%.
Dividend: During the third quarter of 2023, the Corporation paid a $0.28 per common share cash dividend. Based on the Corporation’s closing stock price of $21.05 as of September 29, 2023, the annualized cash dividend yield was 5.32%.
About the Corporation
Isabella Bank Corporation (OTCQX: ISBA) is the parent holding company of Isabella Bank, a state-chartered community bank headquartered in Mt. Pleasant, Michigan. Isabella Bank was established in 1903 and has been committed to serving its customers' and communities' local banking needs for 120 years. The Bank offers personal and commercial lending and deposit products, as well as investment, trust, and estate planning services through Isabella Wealth. The Bank has 31 locations throughout eight Mid-Michigan counties: Bay, Clare, Gratiot, Isabella, Mecosta, Midland, Montcalm, and Saginaw.
For more information about Isabella Bank Corporation, visit the Investor Relations link at www.isabellabank.com. Isabella Bank Corporation common stock is quoted on the OTCQX tier of the OTC Markets Group, Inc.’s electronic quotation system (www.otcmarkets.com) under the symbol “ISBA.” The Corporation’s investor relations firms include Renmark Financial Communications, Inc. (www.renmarkfinancial.com) and Stonegate Capital Partners, Inc. (www.stonegateinc.com).

Forward-Looking Statements
This press release includes forward-looking statements. To the extent that the foregoing information refers to matters that may occur in the future, please be aware that such forward-looking statements may differ materially from the actual results. Additional information concerning some of the factors that could cause materially different results is included in the sections titled “Risk Factors” and “Forward Looking Statements” set forth in Isabella Bank Corporation’s filings with the Securities and Exchange Commission, which are available from the Securities and Exchange Commission’s Public Reference facilities and from its website at www.sec.gov.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	September 30 2023	December 31 2022
ASSETS
Cash and cash equivalents
Cash and demand deposits due from banks	$48,862	$27,420
Fed Funds sold and interest bearing balances due from banks	67,017	11,504
Total cash and cash equivalents	115,879	38,924
Available-for-sale securities, at fair value	516,897	580,481
Mortgage loans available-for-sale	105	379
Loans	1,334,674	1,264,173
Less allowance for credit losses	12,767	9,850
Net loans	1,321,907	1,254,323
Premises and equipment	26,960	25,553
Corporate owned life insurance policies	33,654	32,988
Equity securities without readily determinable fair values	15,848	15,746
Goodwill and other intangible assets	48,285	48,287
Accrued interest receivable and other assets	38,955	33,586
TOTAL ASSETS	$2,118,490	$2,030,267
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest bearing	$445,043	$494,346
Interest bearing demand deposits	363,558	372,155
Certificates of deposit under $250 and other savings	853,991	810,642
Certificates of deposit over $250	106,882	67,132
Total deposits	1,769,474	1,744,275
Borrowed funds
Federal funds purchased and repurchase agreements	52,330	57,771
Federal Home Loan Bank advances	65,000	—
Subordinated debt, net of unamortized issuance costs	29,312	29,245
Total borrowed funds	146,642	87,016
Accrued interest payable and other liabilities	17,251	12,766
Total liabilities	1,933,367	1,844,057
Shareholders’ equity
Common stock — no par value 15,000,000 shares authorized; issued and outstanding 7,490,557 shares (including 136,694 shares held in the Rabbi Trust) in 2023 and 7,559,421 shares (including 154,879 shares held in the Rabbi Trust) in 2022	127,680	128,651
Shares to be issued for deferred compensation obligations	3,641	5,005
Retained earnings	95,533	89,748
Accumulated other comprehensive income (loss)	(41,731)	(37,194)
Total shareholders’ equity	185,123	186,210
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,118,490	$2,030,267

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2023	2022	2023	2022
Interest income
Loans, including fees	$17,270	$13,563	$48,090	$39,120
Available-for-sale securities
Taxable	2,327	2,209	7,211	5,851
Nontaxable	636	726	2,019	2,090
Federal funds sold and other	252	521	1,255	822
Total interest income	20,485	17,019	58,575	47,883
Interest expense
Deposits	5,015	908	11,953	2,698
Borrowings
Federal funds purchased and repurchase agreements	284	9	604	26
Federal Home Loan Bank advances	617	33	887	152
Subordinated debt, net of unamortized issuance costs	267	266	799	798
Total interest expense	6,183	1,216	14,243	3,674
Net interest income	14,302	15,803	44,332	44,209
Provision for credit losses	(292)	18	(55)	540
Net interest income after provision for credit losses	14,594	15,785	44,387	43,669
Noninterest income
Service charges and fees	2,060	2,122	6,085	6,615
Wealth management fees	858	679	2,625	2,217
Earnings on corporate owned life insurance policies	229	223	681	655
Net gain on sale of mortgage loans	109	174	232	568
Other	158	54	688	339
Total noninterest income	3,414	3,252	10,311	10,394
Noninterest expenses
Compensation and benefits	6,639	6,369	19,789	18,480
Furniture and equipment	1,612	1,490	4,822	4,382
Occupancy	923	918	2,921	2,813
Other	3,484	3,140	9,863	9,223
Total noninterest expenses	12,658	11,917	37,395	34,898
Income before federal income tax expense	5,350	7,120	17,303	19,165
Federal income tax expense	937	1,233	2,939	3,249
NET INCOME	$4,413	$5,887	$14,364	$15,916
Earnings per common share
Basic	$0.59	$0.78	$1.91	$2.11
Diluted	$0.58	$0.77	$1.89	$2.08
Cash dividends per common share	$0.28	$0.27	$0.84	$0.81

AVERAGE BALANCES, INTEREST RATE, AND NET INTEREST INCOME (UNAUDITED)
(Dollars in thousands)
The following schedules present the daily average amount outstanding for each major category of interest earning assets, non-earning assets, interest bearing liabilities, and noninterest bearing liabilities. These schedules also present an analysis of interest income and interest expense for the periods indicated. All interest income is reported on a fully taxable equivalent (FTE) basis using a federal income tax rate of 21%. Loans in nonaccrual status, for the purpose of the following computations, are included in the average loan balances. Federal Reserve Bank (FRB) and Federal Home Loan Bank (FHLB) restricted equity holdings are included in other interest earning assets.

	Three Months Ended
	September 30, 2023			September 30, 2022
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans (1)	$1,325,455	$17,270	5.21%	$1,256,723	$13,563	4.32%
Taxable investment securities	478,846	2,298	1.92%	490,751	2,190	1.79%
Nontaxable investment securities	93,192	915	3.93%	110,058	1,002	3.64%
Fed funds sold	13	—	5.51%	16	—	1.98%
Other	30,400	252	3.32%	101,687	521	2.05%
Total earning assets	1,927,906	20,735	4.30%	1,959,235	17,276	3.53%
NONEARNING ASSETS
Allowance for credit losses	(12,937)			(9,691)
Cash and demand deposits due from banks	25,287			24,875
Premises and equipment	26,629			24,475
Accrued income and other assets	74,244			78,151
Total assets	$2,041,129			$2,077,045

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$342,175	242	0.28%	$381,282	64	0.07%
Savings deposits	595,372	2,156	1.45%	642,916	270	0.17%
Time deposits	324,399	2,617	3.23%	262,628	574	0.87%
Federal funds purchased and repurchase agreements	46,574	284	2.44%	49,267	9	0.07%
Federal Home Loan Bank advances	44,429	617	5.55%	6,739	33	1.96%
Subordinated debt, net of unamortized issuance costs	29,298	267	3.65%	29,211	266	3.64%
Total interest bearing liabilities	1,382,247	6,183	1.79%	1,372,043	1,216	0.35%
NONINTEREST BEARING LIABILITIES
Demand deposits	451,123			497,215
Other	16,802			13,627
Shareholders’ equity	190,957			194,160
Total liabilities and shareholders’ equity	$2,041,129			$2,077,045
Net interest income (FTE)		$14,552			$16,060
Net yield on interest earning assets (FTE)			3.02%			3.28%
(1) Includes loans and mortgage loans available-for-sale

	Nine Months Ended
	September 30, 2023			September 30, 2022
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans (1)	$1,298,316	$48,090	4.94%	$1,251,206	$39,120	4.17%
Taxable investment securities	489,782	7,125	1.94%	462,675	5,795	1.67%
Nontaxable investment securities	99,014	2,882	3.88%	107,041	2,934	3.65%
Fed funds sold	11	—	5.06%	8	—	1.69%
Other	42,767	1,255	3.91%	113,847	822	0.96%
Total earning assets	1,929,890	59,352	4.10%	1,934,777	48,671	3.35%
NONEARNING ASSETS
Allowance for credit losses	(12,786)			(9,372)
Cash and demand deposits due from banks	25,043			24,843
Premises and equipment	26,300			24,401
Accrued income and other assets	75,239			87,989
Total assets	$2,043,686			$2,062,638

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$356,608	582	0.22%	$379,952	170	0.06%
Savings deposits	623,157	5,471	1.17%	628,823	600	0.13%
Time deposits	298,535	5,900	2.64%	275,586	1,928	0.93%
Federal funds purchased and repurchase agreements	40,707	604	1.98%	48,119	26	0.07%
Federal Home Loan Bank advances	21,685	887	5.45%	10,513	152	1.93%
Subordinated debt, net of unamortized issuance costs	29,275	799	3.64%	29,189	798	3.65%
Total interest bearing liabilities	1,369,967	14,243	1.39%	1,372,182	3,674	0.36%
NONINTEREST BEARING LIABILITIES
Demand deposits	466,725			475,373
Other	15,619			15,242
Shareholders’ equity	191,375			199,841
Total liabilities and shareholders’ equity	$2,043,686			$2,062,638
Net interest income (FTE)		$45,109			$44,997
Net yield on interest earning assets (FTE)			3.12%			3.10%
(1) Includes loans and mortgage loans available-for-sale

SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended
	September 30 2023	June 30 2023	March 31 2023	December 31 2022	September 30 2022
PER SHARE
Basic earnings	$0.59	$0.62	$0.70	$0.84	$0.78
Diluted earnings	$0.58	$0.61	$0.70	$0.83	$0.77
Dividends	$0.28	$0.28	$0.28	$0.28	$0.27
Tangible book value	$18.27	$18.69	$19.24	$18.25	$16.96
Quoted market value
High	$23.00	$26.00	$25.10	$24.02	$24.95
Low	$19.61	$19.13	$22.08	$21.00	$21.39
Close (1)	$21.05	$20.50	$24.80	$23.50	$21.40
Common shares outstanding (1)	7,490,557	7,496,826	7,540,015	7,559,421	7,564,348
Average number of common shares outstanding	7,495,168	7,498,584	7,556,585	7,564,405	7,555,333
Average number of diluted common shares outstanding	7,570,374	7,567,527	7,634,417	7,648,152	7,650,950
PERFORMANCE RATIOS
Return on average total assets	0.86%	0.91%	1.04%	1.24%	1.13%
Return on average shareholders' equity	9.24%	9.47%	11.35%	14.01%	12.13%
Return on average tangible shareholders' equity	12.37%	12.58%	15.28%	19.14%	16.15%
Net interest margin yield (FTE)	3.02%	3.11%	3.22%	3.43%	3.28%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$252,176	$254,934	$259,512	$264,206	$268,879
Assets managed by Isabella Wealth	$590,666	$593,530	$571,453	$513,918	$464,136
Total assets under management	$2,961,332	$2,890,912	$2,915,589	$2,808,391	$2,796,992
ASSET QUALITY (1)
Nonaccrual loans	$520	$414	$488	$457	$580
Foreclosed assets	$509	$405	$414	$439	$240
Net loan charge-offs (recoveries)	$(254)	$(3)	$(9)	$(230)	$41
Nonperforming loans to gross loans	0.04%	0.04%	0.04%	0.04%	0.05%
Nonperforming assets to total assets	0.05%	0.05%	0.05%	0.05%	0.04%
Allowance for credit losses to gross loans	0.96%	0.96%	0.99%	0.78%	0.78%
CAPITAL RATIOS (1)
Shareholders' equity to assets	8.74%	9.23%	9.27%	9.17%	8.56%
Tier 1 leverage	8.77%	8.70%	8.58%	8.61%	8.44%
Common equity tier 1 capital	12.43%	12.39%	12.71%	12.91%	12.92%
Tier 1 risk-based capital	12.43%	12.39%	12.71%	12.91%	12.92%
Total risk-based capital	15.39%	15.37%	15.77%	15.79%	15.85%
(1) At end of period

SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands except per share amounts)

	Nine Months Ended
	September 30 2023	September 30 2022	September 30 2021
PER SHARE
Basic earnings	$1.91	$2.11	$1.85
Diluted earnings	$1.89	$2.08	$1.82
Dividends	$0.84	$0.81	$0.81
Tangible book value	$18.27	$16.96	$21.87
Quoted market value
High	$26.00	$26.25	$26.74
Low	$19.13	$21.39	$19.45
Close (1)	$21.05	$21.40	$26.03
Common shares outstanding (1)	7,490,557	7,564,348	7,926,610
Average number of common shares outstanding	7,517,680	7,544,909	7,948,578
Average number of diluted common shares outstanding	7,591,664	7,647,117	8,065,252
PERFORMANCE RATIOS
Return on average total assets	0.94%	1.03%	0.97%
Return on average shareholders' equity	10.01%	10.62%	8.82%
Return on average tangible shareholders' equity	13.39%	14.01%	11.28%
Net interest margin yield (FTE)	3.12%	3.10%	2.87%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$252,176	$268,879	$285,392
Assets managed by Isabella Wealth	$590,666	$464,136	$491,784
Total assets under management	$2,961,332	$2,796,992	$2,859,877
ASSET QUALITY (1)
Nonaccrual loans	$520	$580	$3,077
Foreclosed assets	$509	$240	$348
Net loan charge-offs (recoveries)	$(266)	$(34)	$52
Nonperforming loans to gross loans	0.04%	0.05%	0.25%
Nonperforming assets to total assets	0.05%	0.04%	0.18%
Allowance for credit losses to gross loans	0.96%	0.78%	0.73%
CAPITAL RATIOS (1)
Shareholders' equity to assets	8.74%	8.56%	10.64%
Tier 1 leverage	8.77%	8.44%	8.37%
Common equity tier 1 capital	12.43%	12.92%	13.07%
Tier 1 risk-based capital	12.43%	12.92%	13.07%
Total risk-based capital	15.39%	15.85%	16.03%
(1) At end of period

SUPPLEMENTAL BALANCE SHEET DATA (UNAUDITED)
(Dollars in thousands)

	September 30 2023	June 30 2023	March 31 2023	December 31 2022	September 30 2022
Commercial and industrial	$195,814	$194,914	$189,185	$178,428	$180,124
Commercial real estate	566,639	564,254	566,410	566,012	552,399
Advances to mortgage brokers	24,807	39,099	—	—	1,484
Agricultural	99,233	96,689	94,760	104,985	97,527
Residential real estate	348,196	343,474	336,186	336,694	330,232
Consumer	99,985	95,972	84,110	78,054	74,385
Gross loans	$1,334,674	$1,334,402	$1,270,651	$1,264,173	$1,236,151

	September 30 2023	June 30 2023	March 31 2023	December 31 2022	September 30 2022
Noninterest bearing demand deposits	$445,043	$458,845	$478,829	$494,346	$510,127
Interest bearing demand deposits	363,558	335,922	383,602	372,155	368,537
Savings deposits	628,795	606,644	662,495	625,734	651,129
Certificates of deposit	331,829	313,288	288,103	251,541	260,741
Internet certificates of deposit	249	249	499	499	499
Total deposits	$1,769,474	$1,714,948	$1,813,528	$1,744,275	$1,791,033

	September 30 2023	June 30 2023	March 31 2023	December 31 2022	September 30 2022
U.S. Treasury	$209,182	$209,353	$212,086	$208,701	$206,791
States and political subdivisions	89,773	95,242	108,719	117,512	114,000
Auction rate money market preferred	2,570	2,637	2,716	2,342	2,479
Mortgage-backed securities	32,923	35,532	37,797	39,070	41,042
Collateralized mortgage obligations	175,630	180,996	200,252	205,728	209,720
Corporate	6,819	6,737	7,080	7,128	7,201
Available-for-sale securities, at fair value	$516,897	$530,497	$568,650	$580,481	$581,233

	September 30 2023	June 30 2023	March 31 2023	December 31 2022	September 30 2022
Securities sold under agreements to repurchase without stated maturity dates	$52,330	$37,102	$31,995	$57,771	$52,479
Federal Home Loan Bank advances	65,000	55,000	—	—	—
Subordinated debt, net of unamortized issuance costs	29,312	29,290	29,267	29,245	29,225
Total borrowed funds	$146,642	$121,392	$61,262	$87,016	$81,704

SUPPLEMENTAL STATEMENTS OF INCOME DATA (UNAUDITED)
(Dollars in thousands)

	Three Months Ended September 30		Nine Months Ended September 30
	2023	2022	2023	2022
Service charges and fees
ATM and debit card fees	$1,250	$1,212	$3,654	$3,507
Service charges and fees on deposit accounts	598	673	1,797	1,913
Freddie Mac servicing fee	154	168	475	506
Net mortgage servicing rights income (loss)	(20)	—	(97)	477
Other fees for customer services	78	69	256	212
Total service charges and fees	2,060	2,122	6,085	6,615
Wealth management fees	858	679	2,625	2,217
Earnings on corporate owned life insurance policies	229	223	681	655
Net gain on sale of mortgage loans	109	174	232	568
Other	158	54	688	339
Total noninterest income	$3,414	$3,252	$10,311	$10,394

	Three Months Ended September 30		Nine Months Ended September 30
	2023	2022	2023	2022
Compensation and benefits	$6,639	$6,369	$19,789	$18,480
Furniture and equipment	1,612	1,490	4,822	4,382
Occupancy	923	918	2,921	2,813
Other
Audit, consulting, and legal fees	672	595	1,764	1,749
ATM and debit card fees	471	543	1,280	1,485
Marketing costs	398	209	883	812
Other losses	198	93	770	409
Memberships and subscriptions	259	230	729	654
Donations and community relations	252	239	692	665
FDIC insurance premiums	228	138	689	394
Loan underwriting fees	206	243	637	640
Director fees	179	210	581	598
All other	621	640	1,838	1,817
Total other noninterest expenses	3,484	3,140	9,863	9,223
Total noninterest expenses	$12,658	$11,917	$37,395	$34,898